EXHIBIT 10.1

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
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HEADLANDS MORTGAGE                                          STATEMENT TO NOTEHOLDERS
=========================================================================================================================
REVOLVING HOME EQUITY LOAN  LIBOR:                         5.59375%  Current Collection Period:       1-1-98 thru 1-31-98
ASSET-BACKED NOTES          Margin:                        0.18000%  P&S Agreement Date:                8/1/97
SERIES 1997-1               Class A  Note Rate:            5.77375%  Original Closing Date:            8/21/97
                            Class S  Note Rate:            1.25000%  Distribution Date:                2/17/98
                            Interest Period  1/15/98 thru     33     Record Date:                      2/16/98
                            2/16/98:
                            Weighted Average Loan Rate:    11.46976% Investor Floating
                                                                     Allocation %:                    97.99967%
                            Weighted Average Net Loan
                            Rate:                          9.51226%  Investor Fixed Allocation %:     98.00000%
                            Maximum Rate:                  9.51226%  Pool Factor:                    98.6226752%
=========================================================================================================================

BALANCES
       Beginning Pool Balance                                                                         192,922,896.43
       Beginning Invested Amount                                                                      189,065,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                                             186,780,980.11
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                           186,780,980.11

       Ending Pool Balance                                                                            188,284,468.18
       Ending Invested Amount                                                                         189,065,000.00
       Certificateholders Subordinated Balance  (TSA)                                                   3,859,110.37
       Ending Class A Note Balance -- CUSIP   422093AC8                                               186,460,960.84
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6                              186,460,960.84

       Additional Balances                                                                              2,953,226.75

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                        0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                     0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                         0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                      0.00
       Number of all Subsequent Mortgage Loans (Current Date)                                                     54
       Subsequent Mortgage Loan Asset Balance (Current Date)                                            4,639,250.40
       Cumulative Number of all Subsequent Mortgage Loans                                                        336
       Cumulative Subsequent Mortgage Loan Asset Balance                                               15,188,870.04

       Beginning Loan Count                                                                                    5,054
       Ending Loan Count                                                                                       4,934

DISTRIBUTION AMOUNTS

       Total Investor Noteholders Distribution Amount                                                   1,522,596.94


       Class A Note Interest                                                                              988,557.79
       Unpaid Class A Note Interest Shortfall (current cycle)                                                   0.00

       Investor Loss Amount                                                                                     0.00


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       Previous Investor Loss Amount                                                                            0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested Amount exceeds Class A)          320,019.27
       Scheduled Principal Collection Payment                                                                   0.00

       Total Class A Note Distribution--CUSIP                                                           1,308,577.06

       Class S Note Interest                                                                              214,019.87
       Unpaid Class S Note Interest Shortfall (current cycle)                                                   0.00
       Total Class S Note Distribution--CUSIP                                                             214,019.87

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                 0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                               0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                             0.00


DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                        5.2286663
       Total Class S Note Distribution Amount Allocable to Interest                                        1.1319910
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                              0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)              0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                       1.6926415
       Scheduled Principal Collections Payment                                                             0.0000000
       Accelerated Principal Distribution Amount                                                           1.6926415

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                         0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                              0.0000000

       Total Amount Distributed to Class A Noteholder                                                      6.9213078
       Total Amount Distributed to Class S Noteholder                                                      1.1319910
       Total Amount Distributed to Noteholders                                                             8.0532988

       Credit Enhancement Draw Amount                                                                           0.00

       Class A Service Fee                                                                                 77,825.41


DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                               65
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                               3,049,176.00
       Number of Mortgages 61 to 90 Days Delinquent                                                               10
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                 688,045.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                                       4
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                         71,513.86
       Number of Mortgages 181 or more Days Delinquent                                                             1

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       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                               45,500.00
       Number of Mortgage Loans in Foreclosure                                                                     2
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                      121,721.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                    0.00

       Class A Rate for next
       Distribution                            LIBOR        5.62500%                                        5.80500%

=====================================================================================================================
       Spread Account Balance:                                                                            964,620.55

       Spread Account Transfer to Collection Account:                                                           0.00
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
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HEADLANDS MORTGAGE                                SERVICING CERTIFICATE
===================================================================================================
REVOLVING HOME       LIBOR:                     5.59375%      Current Collection     1-1-98 thru 1-31-98
EQUITY LOAN                                                   Period:
ASSET-BACKED NOTES   Margin:                    0.18000%      P&S Agreement Date:       8/1/97
SERIES 1997-1        Class A  Note Rate:        5.77375%      Original Closing Date:   8/21/97
                     Class S  Note Rate:        1.25000%      Distribution Date:       2/17/98
                     Interest Period  1/15/98     33          Record Date:             2/16/98
                     thru 2/16/98:
                     Weighted Average Loan      11.46976%     Pool Factor:           98.6226752%
                     Rate:
                     Weighted Average Net Loan  9.51226%      Investor Floating       97.99967%
                     Rate:                                    Allocation %:IFAP
                                                              Investor Fixed          98.00000%
                                                              Allocation %:
                     Maximum Rate:              9.51226%      Beginning Transferor     2.00000%
                                                              Interest
                     Servicing Fee Rate:        0.50000%      Spread Account         7,716,964.41
                                                              Maximum 4%:
                     Premium Fee Rate:          0.20000%      Required               2,893,861.66
                                                              Overcollaterialization
                                                              Amt:
                     Trustee Fee                0.00750%      Certificateholders     3,859,110.37
                                                              Subordinated Amt
===========================================================================================
BALANCES
         Beginning Pool Balance                                               192,922,896.43
         Beginning Invested Amount                                            189,065,000.00
         Beginning Certificateholders Subordinated Principal Balance            6,143,130.26
         Beginning Class A Note Balance -- CUSIP  422093AC8                   186,780,980.11
         Beginning Class S (Notional Amount) -- CUSIP  422093AD6              186,780,980.11
         Overcollateralization Amount                                           2,604,039.16
         Overcollateralization Loan Amount                                              0.00

         Ending Pool Balance                                                  188,284,468.18
         Ending Invested Amount                                               189,065,000.00
         Ending Certificateholders Subordinated Principal Balance               6,463,149.53
         Certificateholders Subordinated Balance  (TSA)                         3,859,110.37
         Ending Class A Note Balance -- CUSIP  422093AC8                      186,460,960.84
         Ending Class S (Notional Amount) --  CUSIP 422093AD6                 186,460,960.84

         Additional Balances                                                    2,953,226.75

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)              0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)           0.00
         Cumulative Number of all Retransferred Mortgage Loans (From                       0
         Previous Distributions)
         Cumulative Retransferred Mortgage Loan Trust Balances (From                    0.00
         Previous Distributions)
         Number of all Subsequent Mortgage Loans (Current Date)                           54
         Subsequent Mortgage Loan Asset Balance (Current Date)                  4,639,250.40

         Cumulative Number of all Subsequent Mortgage Loans                              336
         Cumulative Subsequent Mortgage Loan Asset Balance                     15,188,870.04

         Beginning Loan Count                                                          5,054
         Ending Loan Count                                                             4,934

COLLECTION AMOUNTS
   1     Aggregate of All Mortgage Collections (Gross)                          9,005,034.71
   2     Total Mortgage Interest Collections (Gross)                            1,413,379.71
         Servicing Fees (current collection period)                                80,384.54
         Deferred Interest Transfer  (DI)                                         256,852.85
      3a      Mortgage Principal Collections                                    7,591,655.00
      3b      Insurance Proceeds                                                        0.00
      3c      Net Liquidation Proceeds                                                  0.00
   3     Total Mortgage Principal Collections                                   7,591,655.00
         Aggregate of Transfer Deposits                                                 0.00
         Investor Loss Amount                                                           0.00
         Aggregate Investor Loss Reduction Amount                                       0.00

INVESTOR AND CERTIFICATEHOLDERS COLLECTIONS FOR DISTRIBUTION
         Investor Interest Collections (Gross+DI -Service Fee)*IFAP             1,558,045.88
         Investor Principal Collections (zero available until end of funding
         period)                                                                        0.00
         Certificateholders Interest Collections                                   31,802.14
         Certificateholders Principal Collections                                       0.00

DISTRIBUTION AMOUNTS
         Class A Note Interest 5.01 (i)                                           988,557.79
         Unpaid Class A Note Interest Shortfall (current cycle) 5.01(i)                 0.00
         Class S Note Interest 5.01 (ii)                                          214,019.87
         Unpaid Class S Note Interest Shortfall (current cycle) 5.01 (ii)               0.00
         Investor Loss Amount  5.01(iii)  Distribution to Funding Account               0.00
         during Funding Period
         Previous Investor Loss Amount 5.01(iv)                                         0.00
         Monthly Insurance Premium 5.01(v)                                         34,243.18
         Credit Enhancer Reimbursement 5.01(vi)                                         0.00
         Accelerated Principal Distribution Amount 5.01(vii)                      320,019.27





         Spread Account Deposit 5.01(viii)                                              0.00
         Trustee Fee 5.01 (ix)                                                      1,205.77
         Payment to Servicer per Section 7.03 5.01 (x)                                  0.00
         Deferred Interest 5.01 (xi)                                                    0.00
         Remaining Amount to Transferor 5.01 (xii)                                      0.00
         Total Noteholders Distribution Allocable to Interest                   1,558,045.88

         Maximum Principal Payment                                              7,439,821.90
         Alternative Principal Payment                                          4,638,428.25
         Guaranteed Principal Distribution Amount (afterTSA= zero)                      0.00
         Scheduled Principal Collection Payment ( Lesser of Max Prin and                0.00
         Alter Prin) After Funding Period
         Accelerated Principal Distribution Amount 5.01(vii)                      320,019.27

         Total Noteholders Distribution Allocable to Principal                    320,019.27

         Certificateholders Interest Collections                                   31,802.14
         Certificateholders  Interest Collections 5.01 (xii)                            0.00
         Certificateholders Principal Collections  Distribution to Funding              0.00
         Account during Funding Period
         Certificateholders Distribution Amount                                    31,802.14

              LOSSES/RETRANSFERS
         Unpaid Class A Note Interest Shortfall Due (From Previous                      0.00
         Distributions)
         Unpaid Class S Note Interest Shortfall Due (From Previous                      0.00
         Distributions)
         Interest Earned on Shortfall @ applicable Certificate Rate                     0.00
         Investor Loss Reduction Amount (From Previous Distributions)                   0.00

                 DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
         Total Class A Note Distribution Amount Allocable to Interest              5,2286663
         Total Class S Note Distribution Amount Allocable to Interest              1.1319910
         Unpaid Note Interest Shortfall Included in Current Distribution           0.0000000
         Unpaid Note Interest Shortfall Remaining after
         Current Distribution (Carryover)                                          0.0000000

         Total Class A Noteholders Distribution Amount Allocable to Principal      1.6926415
         Scheduled Principal Collections Payment                                   0.0000000
         Accelerated Principal Distribution Amount                                 1.6926415

         Reimbursed Investor Loss Reduction Amounts Included in Current            0.0000000
         Distribution
         Investor Loss Reduction Amounts after Current Distribution                0.0000000
         (carryover)

         Total Amount Distributed to Class A Noteholders                           6.9213078
         Total Amount Distributed to Class S Noteholders                           1.1319910
         Total Amount Distributed to Noteholders                                   8.0532988

         Credit Enhancement Draw Amount                                                 0.00

          DELINQUENCIES/FORECLOSURES
         Number of Mortgages 31 to 60 Days Delinquent                                     65
         Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent     3,049,176.00
         Number of Mortgages 61 to 90 Days Delinquent                                     10
         Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent       688,045.00
         Number of Mortgages 91 to 180 or more Days Delinquent                             4
         Aggregate Principal Balances of Mortgages 91 to 180 or more Days          71,513.86
         Delinquent
         Number of Mortgages 181 or more Days Delinquent                                   1
         Aggregate Principal Balances of Mortgages 181 or more Days                45,500.00
         Delinquent
         Number of Mortgage Loans in Foreclosure                                           2
         Aggregate Principal Balances of Mortgage Loans in Foreclosure            121,721.00

         Book Value of Real Estate Acquired Through Foreclosure or Grant of             0.00
         a Deed
         Aggregate Trust Balances of any Liquidated Loans in the Current Month          0.00

         Prior Month Ending Balance after Purchase of Subsequent Loans:             1,213.94
         Current Funding Accout Deposits:                                       4,638,428.25
         Withdrawal for Subsequent Loan Purchase:                              (4,639,250.40)
         Funding Account Ending Balance:                                              391.79
         Funding Account Earnings:                                                      6.24
         Funding Period:  From Closing Date thru the earlier of (a) 9/15/98 or
         (b) commencement of Rapid Amortization Period

         Beginning Spread Account Principal Balance: (total cash available        964,620.55
         to CapMAC)
         Spread Account  Deposit (this distribution):                                   0.00
         Ending Spread Account Principal Balance: (total cash available to        964,620.55
         CapMAC)

         Total Spread Account:                                                  7,427,770.08
         Net Excess Spead:                                                            3.235%

         Deferred Interest Deposits:
         Deferred Interest Account Balance:                                             0.00

         OFFICER'S CERTIFICATE
         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.
         ---------------------------------------
         A Servicing Officer    Debora M. Toso

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